UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-01136 (Commission File Number)	22-0790350 (IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, New York, 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

On August 26, 2019, Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) issued a press release (the “Press Release”) providing an update on Bristol-Myers Squibb’s pending merger (the “Merger”) with Celgene Corporation (“Celgene”). In furtherance of Bristol-Myers Squibb’s previously announced plan to divest OTEZLA® (apremilast), on August 25, 2019, Celgene and Amgen Inc. (“Amgen”), entered into an Asset Purchase Agreement (the “Purchase Agreement”). The Purchase Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Amgen will acquire OTEZLA for $13.4 billion in cash. The closing of the acquisition covered by the Purchase Agreement is subject, among other things, to the issuance by the Federal Trade Commission (“FTC”) of a consent order requiring Celgene to divest OTEZLA to Amgen and the closing of the Merger. The terms of the Purchase Agreement remain subject to FTC approval.

Pursuant to the terms of the Purchase Agreement, on August 25, 2019, Bristol-Myers Squibb entered into an Irrevocable Guarantee with Amgen (the “Guarantee”). The Guarantee provides, among other things, that on the terms and subject to the conditions therein, Bristol-Myers Squibb will (a) irrevocably and unconditionally guarantee the full payment and performance obligations of Celgene under the Purchase Agreement, with effect from the time of, and subject to and conditioned upon the closing of, the Merger, and (b) agree to comply with certain covenants in the Purchase Agreement.

Bristol-Myers Squibb currently expects to close the Merger by the end of 2019.

A copy of the Press Release is filed pursuant to this Item 8.01 as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein in its entirety.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction between Bristol-Myers Squibb and Celgene, on February 1, 2019, Bristol-Myers Squibb filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended on February 1, 2019 and February 20, 2019, containing a joint proxy statement of Bristol-Myers Squibb and Celgene that also constitutes a prospectus of Bristol-Myers Squibb. The registration statement was declared effective by the SEC on February 22, 2019, Bristol Myers Squibb and Celgene commenced mailing the definitive joint proxy statement/prospectus to stockholders of Bristol-Myers Squibb and Celgene on or about February 22, 2019, and the special meetings of the stockholders of Bristol-Myers Squibb and Celgene were held on April 12, 2019. INVESTORS AND SECURITY HOLDERS OF BRISTOL-MYERS SQUIBB AND CELGENE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents filed with the SEC by Bristol-Myers Squibb or Celgene through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Bristol Myers Squibb are available free of charge on Bristol-Myers Squibb’s internet website at http://www.bms.com under the tab, “Investors” and under the heading “Financial Reporting” and subheading “SEC Filings” or by contacting Bristol-Myers Squibb’s Investor Relations Department through https://www.bms.com/investors/investor-contacts.html. Copies of the documents filed with the SEC by Celgene are available free of charge on Celgene’s internet website at http://www.celgene.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings” or by contacting Celgene’s Investor Relations Department at ir@celgene.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the research, development and commercialization of pharmaceutical products and Bristol-Myers Squibb’s pending acquisition of Celgene. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on historical performance and current expectations and projections about Bristol-Myers Squibb’s and Celgene’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond Bristol-Myers Squibb’s and Celgene’s control and could cause Bristol-Myers Squibb’s and Celgene’s future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to, the completion of the Merger may not occur on the anticipated terms and timing or at all; a condition to the closing of the Merger may not be satisfied; the completion of the OTEZLA divestiture by Celgene does not occur on the anticipated timing; the combined company will have substantial indebtedness following the completion of the Merger; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the Merger; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the Merger; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the Merger has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results. No forward-looking statement can be guaranteed.

Forward-looking statements in this communication should be evaluated together with the many risks and uncertainties that affect Bristol-Myers Squibb’s and Celgene’s respective business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol-Myers Squibb’s and Celgene’s respective Annual Reports on Form 10-K for the year ended December 31, 2018, as updated by their subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. The forward-looking statements included in this communication are made only as of the date of this document and except as otherwise required by applicable law, neither Bristol-Myers Squibb nor Celgene undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of Bristol-Myers Squibb Company, dated August 26, 2019.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Bristol-Myers Squibb Company, dated August 26, 2019.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: August 26, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary